Exhibit 10.2

EXECUTION

FIRST AMENDMENT TO SECURITY AGREEMENT

This FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is dated as of August 3, 2017 and is among Marathon Patent Group, a Delaware corporation, (the “Company”), the undersigned grantors (collectively, the “Grantor”) and DBD Credit Funding, LLC, as collateral agent for the Secured Parties (as defined in the Amended and Restated Revenue Sharing and Securities Purchase Agreement referred to below) (in such capacity, the “Collateral Agent”) and amends that certain Security Agreement dated as of January 29, 2015 (as supplemented on January 10, 2017 and as such agreement, as amended hereby and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Security Agreement”) between the Grantor and the Collateral Agent. Except as otherwise defined in this Amendment, capitalized terms defined in the Amendment and used herein shall have the meanings given to them in the Revenue Sharing and Securities Purchase Agreement referred to below or the Security Agreement, as applicable.

RECITALS:

WHEREAS, on January 10, 2017 the Grantor and the Collateral Agent entered into a Amended and Restated Revenue Sharing and Securities Purchase Agreement (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Revenue Sharing and Securities Purchase Agreement”);

WHEREAS, the Grantor agreed to secure the Grantor’s Obligations under the Documents as set forth in the Security Agreement; and

WHEREAS, the parties wish to amend the Security Agreement as herein provided.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Amendments to Security Agreement.

Section 3.1 shall be amended and restated as follows:

“3.1. Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a) (and any successor provision thereof)), of all Obligations, including without limitation, obligations with respect to the payment of the Revenue Stream and the Notes with respect to Grantor, whether now existing or hereafter incurred (collectively, the “Secured Obligations”).”

Section 2.  Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Amendment Effective Date”):

(a)                                 the receipt by the Collateral Agent of executed counterparts of this Amendment which, when taken together, bear the signatures of the Grantor;

(b)                                 updated Schedules to the Security Agreement (updated as of the Amendment Effective Date);

(c)                                  the representations and warranties set forth herein shall be true and correct as of the Amendment Effective Date;

(d)                                 at the time of and immediately after the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing; and

(e)                                  the Grantor’s payment of all fees and expenses (including attorney’s fees) to the extent invoiced on or before the date hereof incurred by the Collateral Agent in connection with the preparation, negotiation, execution and delivery of this Amendment or otherwise owning under the Revenue Sharing and Securities Purchase Agreement.

Section 3.  Affirmation of Collateral Grant; Commercial Tort Claims.  Each Grantor hereby reaffirms and confirms its grant to the Collateral Agent (for the benefit of the Secured Parties) of a security interest and continuing lien on the Collateral as set forth in the Security Agreement (as amended hereby) and hereby grants to the Collateral Agent (for the benefit of the Secured Parties) a security interest and continuing lien on all of such Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement (as amended hereby)).

Section 4.  Representations and Warranties.  Each Grantor hereby represents and warrants to the Collateral Agent that:

(a)                                 The execution, delivery and performance of this Amendment by each Grantor has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (iii) violate any Legal Requirement.

(b)                                 This Amendment has been duly executed and delivered by each Grantor.  This Amendment constitutes a legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as the enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of rights of creditors generally or by equitable principles relating to enforceability.

(c)                                  After giving effect to the transactions contemplated by this Amendment, no Default or Event of Default exists or would result from the consummation of the transactions contemplated by this Amendment.

Section 5. Reference to and Effect on the Security Agreement.

(a)                                 The Security Agreement (as amended by this Amendment), and all other Documents, are and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  This Amendment shall be a “Document” for purposes of the definition thereof in the Revenue Sharing and Securities Purchase Agreement.

(b)                                 The execution, delivery and effectiveness of this Amendment shall not be construed to discharge or otherwise affect the Obligations or any other obligations of the Grantors accrued or otherwise owing under the Revenue Sharing and Securities Purchase Agreement, the Security Agreement or any other Document, shall not operate as a waiver of any right, power or remedy of any party under any of the Documents, nor constitute an amendment or waiver of any other provision of any of the Documents, except as expressly provided herein.

Section 6.  Further Assurances.  Each of the parties will, promptly upon the request of the Collateral Agent from time to time, execute, acknowledge, deliver, file and record all such instruments and notices, and take all such other action, as the Collateral Agent deems necessary or advisable to carry out the intent and purposes of this Amendment and the Security Agreement (as amended hereby).

Section 7.  Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, except to the extent that the validity or perfection of the security interest or the remedies hereunder in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

Section 8.  Incorporation by Reference.  The waiver of jury trial and the submission to jurisdiction set forth in Section 12 of the Security Agreement shall be incorporated herein by reference mutatis mutandis.

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Section 9.  Miscellaneous.  This Amendment may be executed in counterparts, each of which when so executed will be deemed to be an original and all of which when taken together will constitute one and the same agreement.  Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment. Section and subsection headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration interpreting, this Amendment. If any provision of this Amendment shall be declared invalid or unenforceable, the parties hereto agree that the remaining provisions of this Amendment shall continue in full force and effect.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

Grantor:

MARATHON PATENT GROUP, INC.

Authorized Signature

Print Name and Title

MOTHEYE TECHNOLOGIES, LLC

Authorized Signature

Print Name and Title

SAMPO IP, LLC

Authorized Signature

Print Name and Title

RELAY IP, INC.

Authorized Signature

Print Name and Title

CYBERFONE SYSTEMS, LLC

Authorized Signature

Print Name and Title

VANTAGE POINT TECHNOLOGY, INC.

Authorized Signature

Print Name and Title

CRFD RESEARCH, INC.

Authorized Signature

Print Name and Title

E2E PROCESSING, INC.

Authorized Signature

Print Name and Title

[Signature Page to First Amendment to Security Agreement]

LOOPBACK TECHNOLOGIES, INC.

Authorized Signature

Print Name and Title

LOOPBACK TECHNOLOGIES II, INC.

Authorized Signature

Print Name and Title

SIGNAL IP, INC.

Authorized Signature

Print Name and Title

HYBRID SEQUENCE IP, INC.

Authorized Signature

Print Name and Title

SYNCHRONICITY IP LLC

Authorized Signature

Print Name and Title

SOEMS ACQUISITION CORP.

Authorized Signature

Print Name and Title

IP LIQUIDITY VENTURES ACQUISITION LLC

Authorized Signature

Print Name and Title

IP LIQUIDITY VENTURES, LLC

Authorized Signature

Print Name and Title

SARIF BIOMEDICAL ACQUISITION LLC

Authorized Signature

Print Name and Title

[Signature Page to First Amendment to Security Agreement]

SARIF BIOMEDICAL LLC

Authorized Signature

Print Name and Title

SELENE COMMUNICATION TECHNOLOGIES ACQUISITION LLC

Authorized Signature

Print Name and Title

SELENE COMMUNICATION TECHNOLOGIES, LLC

Authorized Signature

Print Name and Title

DA ACQUISITION LLC

Authorized Signature

Print Name and Title

DYNAMIC ADVANCES, LLC

Authorized Signature

Print Name and Title

CLOUDING CORP.

Authorized Signature

Print Name and Title

TRAVERSE TECHNOLOGIES CORP.

Authorized Signature

Print Name and Title

TLI ACQUISITION CORP.

Authorized Signature

Print Name and Title

TLI COMMUNICATIONS LLC

Authorized Signature

Print Name and Title

[Signature Page to First Amendment to Security Agreement]

MEDTECH GROUP ACQUISITION CORP.

Authorized Signature

Print Name and Title

ORTHOPHOENIX, LLC

Authorized Signature

Print Name and Title

TLIF, LLC

Authorized Signature

Print Name and Title

3D NANOCOLOR CORP.

Authorized Signature

Print Name and Title

BISMARCK IP INC.

Authorized Signature

Print Name and Title

MAGNUS IP GMBH

Authorized Signature

Print Name and Title

MUNITECH IP S.À.R.L.

Authorized Signature

Print Name and Title

VERMILION PARTICIPATIONS (TO BE RENAMED MARATHON ADVISORS SA)

Authorized Signature

Print Name and Title

MARATHON VENTURES S.À.R.L.

Authorized Signature

Print Name and Title

[Signature Page to First Amendment to Security Agreement]

NYANZA PROPERTIES (TO BE RENAMED PG TECHNOLOGIES S.A.R.L.)

Authorized Signature

Print Name and Title

MARATHON IP GMBH

Authorized Signature

Print Name and Title

MEDTECH DEVELOPMENT DEUTSCHLAND GMBH

Authorized Signature

Print Name and Title

SYNCHRONICITY IP GMBH

Authorized Signature

Print Name and Title

TLI COMMUNICATIONS GMBH

Authorized Signature

Print Name and Title

[Signature Page to First Amendment to Security Agreement]

Collateral Agent:

DBD Credit Funding, LLC

By:
Title:

[Signature Page to First Amendment to Security Agreement]